Exhibit 10

Consent of Independent Auditors

We consent to the reference to our firm under the caption "Experts" in the Statement of Additional Information and to the use of our reports dated January 27, 2000, with respect to the consolidated financial statements of Keyport Life Insurance Company, and April 7, 2000, with respect to the financial statements of Keyport Life Insurance Company-Variable Account A, included in this Post-Effective Amendment No. 2 to the Registration Statement (Form N-4, Nos. 333-75747 and 811-7543).

/s/ERNST & YOUNG LLP

Boston, Massachusetts

May 30, 2000